UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 18, 2012

PRESS VENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54628	39-2077493
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

542 Syndicate Ave South

Thunder Bay, Canada, P7E 1E7

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 362-9389

1733 First Avenue NW

Calgary, Alberta, Canada T2N 0B2

(Former Address of principal executive offices)

Copies of communications to:

Kristen A. Baracy, Esq.

Synergy Law Group, LLC

730 West Randolph Street, 6th Floor

Chicago, IL 60661

(312) 454-0015

Fax (312) 454-0261

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

PRESS VENTURES, INC.

July 31, 2012

Item 5.01  Changes in Control of Registrant

On June 18, 2012, Lynda Cambly (the “Purchaser”) entered into a Stock Purchase Agreement (the “Purchase”) with Caroline Johnston (the “Seller”) pursuant to which the Seller sold 5,500,000 shares of common stock of Press Ventures, Inc., a Nevada corporation (the “Company”), representing approximately 66.27% of the total issued and outstanding shares of common stock of the Company.

Upon the closing of the Purchase, the Purchaser acquired 5,500,000 shares of common stock and attained voting control of the Company.

We are presently authorized to issue 100,000,000 shares of common stock.  As of June 18, 2012, there were 8,300,000 shares of common stock issued and outstanding.

The following table sets forth certain information as of June 18, 2012 with respect to the beneficial ownership of the Company’s outstanding common stock by each person who is known by us to beneficially own 5% or more of our common stock.  Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned[1]
Lynda Cambly	5,5000,000	66.27%

1Percentage ownership is based on an assumption of 8,300,000 shares of common stock outstanding as of June 18, 2012. There are no outstanding options, warrants or other securities convertible into our common stock.

Item 5.02  Departure of Directors or Certain Officers; Election of Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Directors;

On June 18, 2012, Caroline Johnston resigned as President, Secretary/Treasurer and Chief Executive Officer of the Company effective immediately. Ms. Johnston appointed Lynda Cambly as President, Secretary/Treasurer and Chief Executive Officer of the Company effective immediately.

On June 18, 2012, Caroline Johnston appointed Lynda Cambly as a director of the Company to take office ten (10) days following the filing of the Company’s Information Statement on Schedule 14f-1 (the “Information Statement”) with the U.S. Securities and Exchange Commission. On June 18, 2012, Caroline Johnston resigned as a director of the Company to be effective ten (10) days following the filing of the Information Statement.

Business Experience

Lynda Cambly has been the President of the Company since June 18, 2012. Ms. Cambly will become the sole director of the Company ten (10) days following the filing of the Company’s Information Statement. Ms. Cambly has held positions in marketing and public relations in a variety of corporate sectors during the course of her career. Ms. Cambly worked in management with a timber company where she performed a broad range of duties which included scheduling projects and analyzing results.

Item 8.01  Other Events

Concurrent with the matters disclosed in Items 5.01 and 5.02 above, the Company changed the location of its principal executive offices from 1733 First Avenue NW, Calgary, Alberta, Canada T2N 0B2 to 542 Syndicate Ave South, Thunder Bay, Canada, P7E 1E7 and changed its telephone number from (403) 648-2720 to (905) 362-9389, effective June 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2012	PRESS VENTURES, INC.

By: /s/ Lynda Cambly
Lynda Cambly
President and Chief Executive Officer

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